UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2010
Oil States International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16337	76-0476605

(State or other jurisdiction of incorporation)	(Commission File Number) Identification No.)	(IRS Employer

Three Allen Center, 333 Clay Street, Suite 4620
Houston, Texas	77002

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 652-0582
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.
     On December 30, 2010, Oil States International, Inc. (the “Company”) completed the acquisition of The MAC Services Group Limited (“The MAC”), a leading provider of remote accommodations for the natural resources industry in Australia, with the final implementation of the scheme of arrangement (the “Scheme of Arrangement”) with The MAC shareholders. Implementation followed the approval by both The MAC shareholders at the scheme meeting held on December 13, 2010 and the Supreme Court of New South Wales on December 15, 2010.
     Under the terms of the Scheme Implementation Deed (the “Scheme Implementation Deed”) relating to the Scheme of Arrangement, pursuant to which the Company acquired all of the ordinary shares of The MAC, each shareholder of The MAC received A$3.90 per ordinary share in cash.
     All of The MAC ordinary shares were transferred to a wholly owned subsidiary of the Company.

Item 7.01.	Regulation FD Disclosure.
     On December 30, 2010, the Company issued a press release regarding the completion of the acquisition of The MAC. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
     In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
     The financial statements required to be filed by this item are not included in this Current Report on Form 8-K. The financial statements will be provided by an amendment to this Current Report on Form 8-K, which will be filed no later than 71 calendar days after this initial Current Report on Form 8-K must be filed.
     (b) Pro Forma Financial Information.
     The pro forma financial information required to be filed by this item is not included in this Current Report on Form 8-K. The pro forma financial information will be provided by an amendment to this Current Report on Form 8-K, which will be filed no later than 71 calendar days after this initial Current Report on Form 8-K must be filed.
     (d) Exhibits.

Exhibit
Number	Description of the Exhibit
99.1 (a)	Press release, dated December 30, 2010, regarding the completion of the acquisition by the Company of The MAC Services Group Limited.

(a)	Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oil States International, Inc.
By:	/s/ Bradley J. Dodson
Bradley J. Dodson,
Senior Vice President, Chief Financial Officer and Treasurer

Dated: January 5, 2010

EXHIBIT INDEX

Exhibit
Number	Description of the Exhibit
99.1 (a)	Press release, dated December 30, 2010, regarding the completion of the acquisition by the Company of The MAC Services Group Limited.

(a)	Furnished herewith.